EXHIBIT (32.1)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Albany International Corp. (the Company) on Form 10-Q for the period ending September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the Report), A. William Higgins, President and Chief Executive Officer, and Stephen M. Nolan, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2021	/s/ A. William Higgins
A. William Higgins President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen M. Nolan
Stephen M. Nolan Chief Financial Officer and Treasurer (Principal Financial Officer)